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                                  EXHIBIT 10.17

                         SPLIT DOLLAR POLICY ENDORSEMENT

Insured:

New York Life Policy No.

Mass Mutual Policy No.

Southland Policy No.

Supplementing and amending the application of Evans National Bank to New York Life, Mass Mutual and Southland Life ("Insurer" or "Insurers"), the applicant requests and directs that:

                                  BENEFICIARIES

      1. Subject to the Evans National Bank Executive Life Insurance Plan (the "Plan"), the terms and conditions of which are incorporated by reference herein, the beneficiary designated by the Insured, or his/her transferee, shall be the beneficiary of the "Participant's interest" determined in accordance with Section 3.1 of the Plan.

      2. The beneficiary of any remaining death proceeds shall be ENB Employers Insurance Trust, or any successor thereto.

                                    OWNERSHIP

      3. The Ownership of the policy shall be ENB Employers Insurance Trust. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or his/her transferee in paragraph (4) of this endorsement.

      4. The Insured or his/her transferee shall have the right to assign all rights and interest in the policy with respect to that portion of the death proceeds designated in paragraph (1) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY

Upon the death of the Insured, the interest of any collateral assignee of the Owner of the policy designated in paragraph (3) above shall be limited to the portion of the proceeds described in paragraph (2) above.

                                OWNERS AUTHORITY

The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a

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full discharge and release to the Insurer. Any transferee's rights shall be subject to this Endorsement.

Signed at Angola, New York, this ______ day of _______________, 200.

EVANS NATIONAL BANK

By _________________________

Its ________________________

Acceptance and Beneficiary Designation

The Insured accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, designates ____________________ as direct beneficiary and

___________________________________ as contingent beneficiary of the portion of the proceeds described in paragraph (1) above.

Signed at Angola, New York, this ____________day of ________________, 200  .

_______________________________
Insured

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